LOSS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2026
NET (LOSS) PER SHARE – Basic and Diluted*
SCHEDULE OF COMPONENTS OF BASIC AND DILUTED EARNINGS PER SHARE

Components of basic and diluted earnings per share were as follows for the six months ended June 30, 2026 and 2025:

	Six Months Ended June 30, 2026*	Six Months Ended June 30, 2025*
	(Unaudited)	(Unaudited)
Numerator:
Net (loss)	$(2,494,622)	$(4,679,549)
Denominator:
Weighted average outstanding ordinary shares-Basic*	2,532,138	715,992
-dilutive effect of convertible note	-	-
Weighted average outstanding ordinary shares- Diluted*	2,532,138	715,992
Earnings (loss) per share*
Basic	$(0.99)	$(6.54)
Diluted	$(0.99)	$(6.54)

*	On May 29, 2025, the Company implemented a one-for-thirty reverse stock split of the Company’s issued and outstanding ordinary shares. The computation of basic and diluted EPS was retroactively adjusted for all periods presented.